Exhibit 77Q1(a)(i)

Amendment No. 2 dated November 19, 2004 to the By-laws is incorporated by reference to exhibit (b)(3) of post-effective amendment no. 26 to the Registration Statement filed on Form Type 485APOS on December 2, 2004 (Accession No. 0001193125-04-206372).